SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 1998

                          MERRILL LYNCH DEPOSITOR, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                          333-29015                     13-3891329
(State or other                   (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

         World Financial Center,
           New York, New York                                       10281
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000


                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.


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Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  Merrill Lynch Depositor, Inc. is filing this report on Form 8-K in order to file the term sheet attached hereto as an exhibit.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.


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Item 601(a)
of Regulation S-K
Exhibit No.                                              Description
-----------------                                        -----------


  99.1                                         Terms Sheet dated April 16, 1998.


Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                  MERRILL LYNCH DEPOSITOR, INC.


Date: April 20, 1998                              By:    BARRY N. FINKELSTEIN
                                                     ------------------------
                                                  Name:  Barry N. Finkelstein
                                                  Title: Secretary


                                INDEX TO EXHIBITS


Exhibit No.                                  Description
-----------------                            -----------

   99.1                                      Terms Sheet dated April 16, 1998.


(R)  "STEERS" is a registered service mark of Merrill Lynch & Co., Inc.